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                                                             EXHIBIT NUMBER (24)
                                                             TO 2001 FORM 10-K


POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned officers and directors of Northern Trust Corporation hereby severally constitute and appoint William A. Osborn, Perry R. Pero and Kelly R. Welsh, and each of them singly, our true and lawful attorneys and agents with full power to them and each of them singly, to sign for us in our names, in the capacities indicated below, Form 10-K, annual report pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2001, and to file such Form, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises, and generally to do all such things in our name and behalf in our capacities as officers and directors to enable Northern Trust Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any one of them, to such Form, and all that our attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned have hereunto executed this Power of Attorney this 19th day of February, 2002.


/s/ William A. Osborn                       /s/ Barry G. Hastings
------------------------------------        -----------------------------------
    William A. Osborn                           Barry G. Hastings
    Chairman of the Board, Chief                President, Chief Operating
    Executive Officer and Director              Officer and Director



/s/ Perry R. Pero                           /s/ Harry W. Short
------------------------------------        -----------------------------------
    Perry R. Pero                               Harry W. Short
    Vice Chairman                               Executive Vice President
    and Chief Financial Officer                 and Controller (Chief Accounting
                                                (Officer)



/s/ Duane L. Burnham                        /s/ Dolores E. Cross
------------------------------------        -----------------------------------
    Duane L. Burnham                            Dolores E. Cross
    Director                                    Director



/s/ Susan Crown                             /s/ Robert S. Hamada
-------------------------------------       -----------------------------------
    Susan Crown                                 Robert S. Hamada
    Director                                    Director



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/s/ Robert A. Helman                        /s/ Arthur L. Kelly
------------------------------------        -----------------------------------
    Robert A. Helman                            Arthur L. Kelly
    Director                                    Director



/s/ Frederick A. Krehbiel                   /s/ Robert C. McCormack
------------------------------------        -----------------------------------
    Frederick A. Krehbiel                       Robert C. McCormack
    Director                                    Director



/s/ Edward J. Mooney                        /s/ Harold B. Smith
------------------------------------        -----------------------------------
    Edward J. Mooney                            Harold B. Smith
    Director                                    Director



/s/ William D. Smithburg                    /s/ Bide L. Thomas
------------------------------------        -----------------------------------
    William D. Smithburg                        Bide L. Thomas
    Director                                    Director


STATE OF ILLINOIS          )
                           )   SS
COUNTY OF COOK             )


     I, Victoria Antoni, a Notary Public, DO HEREBY CERTIFY that the above named directors and officers of Northern Trust Corporation, personally known to me to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person, and severally acknowledged that they signed and delivered the instrument as their free and voluntary act, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this 19th day of February, 2002.


                                              /s/ Victoria Antoni
                                              ---------------------------------
                                                  Victoria Antoni
                                                  Notary Public

My Commission Expires:

           7/25/03
------------------------------------


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